UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):March 11, 2004

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	O-4136	41-0948334

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3515 Lyman Boulevard Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 952-368-4300

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Press Release

Item 7. Financial Statements and Exhibits

(c)  The following exhibit is being furnished herewith:

99.1 Press release dated March 11, 2004

Item 9. Regulation FD Disclosure

On March 11, 2004 Lifecore Biomedical, Inc. (“Lifecore”) issued a press release which announced today that Larry Hiebert has been appointed Vice President of Operations and David Noel has been appointed Vice President of Finance and Chief Financial Officer.

A copy of Lifecore’s press release is attached hereto as Exhibit (99.1) and hereby incorporated by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.

Dated:	March 11, 2004	/w/ Dennis J. Allingham Dennis J. Allingham Chief Executive Officer and President

Exhibit Index

99.1	Press release dated March 11, 2004